UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Nuckols Road, Suite 325, Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On December 13, 2016, Eastern Virginia Bankshares, Inc. (“EVBS”) and Southern National Bancorp of Virginia, Inc. (“SONA”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which EVBS will merge with and into SONA (the “Merger”). SONA will be the surviving corporation in the Merger. The Merger Agreement was unanimously approved by the Boards of Directors of both companies.

As a result of the Merger, the holders of shares of EVBS common stock will receive 0.6313 shares of SONA common stock for each share of EVBS common stock held immediately prior to the effective date of the Merger. In addition, the holders of shares of EVBS Non-Voting Mandatorily Convertible Non-Cumulative Preferred Stock, Series B (the “Series B Preferred Stock”) will receive 0.6313 shares of SONA common stock for each share of EVBS Series B Preferred Stock held immediately prior to the effective date of the Merger, provided that in certain circumstances such holders may elect instead to receive 0.6313 shares of a new class of non-voting SONA common stock for some or all of such shares held immediately prior to the effective date of the Merger. In connection with the Merger, SONA will seek shareholder approval to amend its articles of incorporation to create the new class of non-voting SONA common stock.

Each share of SONA common stock outstanding immediately prior to the Merger will continue to be outstanding after the Merger.

Each option to purchase shares of EVBS common stock granted under an EVBS equity-based compensation plan that is outstanding immediately prior to the effective date of the Merger will vest and be converted into and become an option to purchase shares of SONA common stock, which will be adjusted by dividing the per share exercise price of the option by the exchange ratio and rounding up to the nearest cent. Each restricted share of EVBS common stock granted under an EVBS equity compensation plan that is outstanding immediately prior to the effective date of the Merger will, pursuant to the terms of each such grant, vest in full immediately prior to the effective date of the Merger and be automatically converted into unrestricted shares of SONA common stock, less the amount of any required withholding taxes, based on the exchange ratio.

At the effective date of the Merger, SONA’s Board of Directors will be comprised of eleven directors, consisting of the six currently-serving SONA directors, including Georgia S. Derrico, the current Chief Executive Officer and Chairman of the Board of Directors of SONA, and R. Roderick Porter, the current President and Vice Chairman of the Board of Directors of SONA, and five currently-serving EVBS directors, including Joe A. Shearin, current President and Chief Executive Officer of EVBS, and one observer to SONA’s Board of Directors designated by EVBS. Following the Merger, Ms. Derrico will serve as SONA’s Executive Chairman of the Board of Directors; Mr. Porter will serve as Executive Vice Chairman; and Mr. Shearin will serve as President and Chief Executive Officer of SONA.

After the Merger and at a time to be determined by SONA, EVB, EVBS’s wholly-owned bank subsidiary (“EVB”), will be merged with and into Sonabank, SONA’s wholly-owned bank subsidiary (“Sonabank”), with Sonabank surviving (the “Bank Merger”). After the Bank Merger, the Board of Directors of Sonabank will be comprised of eleven directors, consisting of six currently-serving Sonabank directors and five currently-serving EVB directors and one observer to the Sonabank Board of Directors, designated by EVB. Following the Bank Merger, Ms. Derrico will continue to serve as Executive Chairman of the Board of Directors of Sonabank; Mr. Porter will continue to serve as Executive Vice Chairman of the Board of Directors of Sonabank; and Mr. Shearin will serve as President and Chief Executive Officer of Sonabank.

In the Merger Agreement, each of SONA and EVBS has made customary representations, warranties and covenants. The completion of the Merger is subject to various closing conditions, including obtaining the requisite approvals of SONA’s and EVBS’s shareholders, receiving certain regulatory approvals, the effectiveness of SONA’s registration statement on Form S-4 for the SONA common stock to be issued in the Merger, and the receipt of legal opinions that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

Pursuant to the Merger Agreement, SONA and EVBS have each agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, to enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, EVBS may be required to pay to SONA, or SONA may be required to pay to EVBS, as the case may be, a termination fee of $7,500,000.00.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and is incorporated herein by reference. The Merger Agreement has been included to provide information regarding the terms of the Merger, and is not intended to provide any other financial information about SONA or EVBS or their subsidiaries.

The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of the specific dates identified in the Merger Agreement; were solely for the benefit of SONA and EVBS; may be subject to limitations and qualifications agreed upon by SONA and EVBS, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between SONA and EVBS instead of establishing these matters as facts; may be limited to the knowledge of specified officers of SONA and EVBS; and may be subject to standards of materiality applicable to SONA and EVBS that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of SONA or EVBS or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by SONA and EVBS.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding SONA, EVBS, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement of SONA on Form S-4 that will include a joint proxy statement of SONA and EVBS and a prospectus of SONA, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of SONA and EVBS make with the Securities and Exchange Commission (“SEC”).

Item 8.01.     Other Events.

Affiliate Agreements

Simultaneous with the execution of the Merger Agreement, SONA and EVBS entered into affiliate agreements with each of the directors and named executive officers of SONA and EVBS. Each shareholder party to an affiliate agreement agreed, among other things, to vote shares of SONA common stock or EVBS common stock, as applicable, owned by such shareholder and over which such shareholder has sole voting and investment power (except with respect to shares owned jointly by Mr. Porter and Ms. Derrico) in favor of the Merger and the Merger Agreement (and related plan of merger), and against any competing acquisition proposal, any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of the Merger Agreement or the affiliate agreement, or other action, proposal or transaction that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of EVBS’s or SONA’s conditions under the Merger Agreement. The affiliate agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Merger Agreement in accordance with its terms.

Voting Agreement and Election of Consideration

Simultaneous with the execution of the Merger Agreement, SONA and EVBS entered into a Voting Agreement and Election of Consideration (each, a “Voting Agreement”) with each of Castle Creek Capital Partners IV LP and GCP III EVB LLC (the “Shareholders”). Pursuant to the Voting Agreements, the Shareholders agreed to vote all shares of EVBS common stock and EVBS Series B Preferred Stock beneficially owned by the Shareholders in favor of the Merger and the Merger Agreement, and against any competing acquisition proposal or any action, proposal, transaction or agreement that could be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of EVBS’s or SONA’s conditions under the Merger Agreement. The Voting Agreements will terminate in certain circumstances, including upon consummation of the Merger or the termination of the Merger Agreement in accordance with their terms.

Also pursuant to the Voting Agreements, the Shareholders have agreed to elect to receive shares of SONA common stock for the shares of EVBS Series B Preferred Stock held by the Shareholders, but may change this election (as provided in the Voting Agreements) in limited circumstances related to bank regulatory matters. EVBS and SONA agreed to use their reasonable best efforts to cooperate with, and provide information necessary or useful to, the Shareholders in connection with certain bank regulatory matters. EVBS, SONA, and the Shareholders agreed that entry into the Voting Agreements constitutes the full exercise of the Shareholders’ right to elect to receive “non-‘voting securities’” in lieu of “voting securities” in connection with the Merger under the terms of the EVBS Series B Preferred Stock contained in EVBS’s Amended and Restated Articles of Incorporation, as amended.

The foregoing descriptions of the affiliate agreements and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the affiliate agreements, forms of which are attached hereto as Exhibits 99.1 and 99.2, and the Voting Agreements, the form of which is attached hereto as Exhibit 99.3, and are incorporated herein by reference.

Forward-Looking Statements

The information presented herein contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding EVBS’s and SONA’s expectations or predictions of future financial or business performance or conditions. These forward-looking statements are based on the current beliefs and expectations of the management of EVBS or SONA and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond their control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed or implied in these forward-looking statements.  Forward-looking statements may be identified by words such as “may,” “could,” “will,” “expect,” “believe,” “anticipate,” “forecast,” “intend,” “plan,” “prospects,” “estimate,” “potential,” or by variations of such words or by similar expressions.  Forward-looking statements in this report (including in the exhibits hereto) may include, but are not limited to, statements about projected impacts of and financial results generated by the transaction.  Forward-looking statements speak only as of the date they are made and EVBS and SONA assume no duty to update forward-looking statements, except as required by law.

In addition to factors previously disclosed in EVBS’s and SONA’s reports filed with the SEC and those identified elsewhere in this report, the following factors, among others, could cause actual results to differ materially from the results expressed in or implied by forward-looking statements and historical performance: the possibility that any of the anticipated benefits of the proposed transactions between SONA and EVBS will not be realized or will not be realized within the expected time period; the risk that integration of the operations of SONA and EVBS will be materially delayed or will be more costly or difficult than expected; the inability to complete the proposed transactions due to the failure to obtain the required stockholder approvals; the failure to satisfy other conditions to completion of the proposed transactions, including receipt of required regulatory and other approvals; the failure of the proposed transactions to close for any other reason; the effect of the announcement of the transaction on customer relationships and operating results; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in interest rates; general economic conditions and those in the market areas of SONA and EVBS; legislative and regulatory changes; monetary and fiscal policies of the U.S. government, including policies of the U.S. Department of the Treasury and the Federal Reserve; the quality or composition of SONA’s or EVBS’s loan or investment portfolios and the valuation of those portfolios; success in raising capital by SONA or EVBS; and accounting principles, policies and guidelines.  Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, may not reflect actual results and may not be relied upon.

Additional Information About the Proposed Transaction and Where to Find It

Investors are urged to review carefully and consider all public filings by EVBS and SONA with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K.  The documents filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  The documents filed by EVBS with the SEC may also be obtained free of charge at EVBS’s website at www.evb.org or by requesting them in writing to Eastern Virginia Bankshares, Inc., 10900 Nuckols Road, Suite 325, Glen Allen, Virginia 23060, Attention: Investor Relations.  The documents filed by SONA with the SEC may also be obtained free of charge at SONA’s website at www.sonabank.com or by requesting them in writing to Southern National Bancorp of Virginia, Inc., 6830 Old Dominion Drive, McLean, Virginia 22101, Attention: Investor Relations.

In connection with the proposed transaction, SONA intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of SONA and EVBS and a prospectus of SONA.  A definitive joint proxy statement/prospectus will be sent to the shareholders of each company seeking the required shareholder approvals. This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  Before making any voting or investment decision, investors and security holders of SONA and EVBS are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction.  Free copies of these documents may be obtained as described above.

EVBS, SONA and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from EVBS and SONA shareholders in connection with the proposed transaction.  Information about the directors and officers of EVBS and their ownership of EVBS common stock is set forth in the definitive proxy statement for EVBS’s 2016 annual meeting of shareholders, as previously filed with the SEC on April 21, 2016.  Information about the directors and officers of SONA and their ownership of SONA common stock is set forth in the definitive proxy statement for SONA’s 2016 annual meeting of stockholders, as previously filed with the SEC on March 21, 2016.  Investors may obtain additional information regarding the interests of such participants by reading the registration statement and the joint proxy statement/prospectus when they become available.  Free copies of these documents may be obtained as described above.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 13, 2016, between Southern National Bancorp of Virginia, Inc. and Eastern Virginia Bankshares, Inc.

99.1	Form of Affiliate Agreement, dated as of December 13, 2016, by and among Southern National Bancorp of Virginia, Inc., Eastern Virginia Bankshares, Inc. and certain shareholders of Southern National Bancorp of Virginia, Inc.

99.2	Form of Affiliate Agreement, dated as of December 13, 2016, by and among Southern National Bancorp of Virginia, Inc., Eastern Virginia Bankshares, Inc. and certain shareholders of Eastern Virginia Bankshares, Inc.

99.3	Form of Voting and Election of Consideration, dated as of December 13, 2016, by and among Southern National Bancorp of Virginia, Inc., Eastern Virginia Bankshares, Inc. and certain shareholders of Eastern Virginia Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

(Registrant)

Date: December 14, 2016	By:	/s/ Joe A. Shearin

	Name:	Joe A. Shearin

	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 13, 2016, between Southern National Bancorp of Virginia, Inc. and Eastern Virginia Bankshares, Inc.

99.1	Form of Affiliate Agreement, dated as of December 13, 2016, by and among Southern National Bancorp of Virginia, Inc., Eastern Virginia Bankshares, Inc. and certain shareholders of Southern National Bancorp of Virginia, Inc.

99.2	Form of Affiliate Agreement, dated as of December 13, 2016, by and among Southern National Bancorp of Virginia, Inc., Eastern Virginia Bankshares, Inc. and certain shareholders of Eastern Virginia Bankshares, Inc.

99.3	Form of Voting and Election of Consideration, dated as of December 13, 2016, by and among Southern National Bancorp of Virginia, Inc., Eastern Virginia Bankshares, Inc. and certain shareholders of Eastern Virginia Bankshares, Inc.